UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Blvd., Suite 640

Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per shares	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 27, 2021, INmune Bio Inc., a Nevada corporation (the “Company”),  issued a press release announcing multiple poster presentations and a plenary talk at the upcoming 14th Clinical Trials on Alzheimer’s Disease (CTAD) Annual Meeting, being held in a hybrid format (in-person and virtual) from November 9-12 in Boston.

Details of the presentations are as follows:

Late-breaking oral presentation:

Title: The Early Mild Alzheimer’s Cognitive Composite (EMACC): a meaningful primary cognitive endpoint in a phase 2 trial of XPro1595 in Alzheimer’s Disease (AD) with inflammation (ADi)

Presenter: Dr. Judith Jaeger, Cognitionmetrics and Albert Einstein College of Medicine, Stamford, CT and Bronx, NY

Session: LB12

Date: Friday, November 12 (onsite)

Time: 9:55am ET

Late-breaking oral communication:

Title: Analyzing the CSF proteome to support decisions in an AD clinical trial program

Theme: Clinical trials: biomarkers including plasma

Poster (on-demand/virtual): LBR7

Date: Tuesday, November 9

Time: presentation will be available beginning at 8:00am ET

Poster presentations:

Title: Novel white matter imaging measures of neuroinflammation, axonal density and demyelination as potential biomarkers for trials in the AD spectrum: validation in the largescale longitudinal multicenter ADNI studies

Theme: Clinical trials: imaging

Poster (onsite): LP3

Time: all posters will be available beginning November 9 at 8:00am ET

Title: MRI measures of white matter pathology can replace CSF sampling in AD clinical trials – case study from the XProTM a phase 1 trial in Alzheimer’s patients with neuroinflammation

Theme: Clinical trials: imaging

Poster (onsite): LP4

Time: all posters will be available beginning November 9 at 8:00am ET

Title: Planning for Success: a Three-step process to Define Phase II Trial Size and Duration Using a Patient Enrichment Strategy using Phase I Data and Public Databases

Theme: Clinical trials: methodology

Poster (onsite): LP11

Time: all posters will be available beginning November 9 at 8:00am ET

A copy of this press release is attached as Exhibit 99.1

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

99.1	Press Release dated October 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: October 28, 2021	By:	/s/ David Moss
David Moss
Chief Financial Officer

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